Exhibit 99.11.1

DRAFT OF JANUARY 9, 2006
SUBJECT TO COMPLETION

ESCROW AGREEMENT

ESCROW AGREEMENT, dated as of [              ], 2006 (this “Agreement”), by and among Time Warner Cable NY LLC, a Delaware limited liability corporation (“Buyer”), Adelphia Communications Corporation, a Delaware corporation ( “Seller”), and Deutsche Bank Trust Company Americas, a New York banking corporation, as escrow agent (the “Escrow Agent”).

W I T N E S E T H:

WHEREAS, Buyer and Seller have entered into that certain Asset Purchase Agreement, dated as of April 20, 2005, as amended from time to time (the “Purchase Agreement”), pursuant to which Buyer is acquiring certain assets and assuming certain liabilities of Seller and its Affiliates, as more particularly set forth therein;

WHEREAS, in connection with the closing under the Purchase Agreement (the “Closing”), Buyer is delivering (i) by wire transfer in immediately available funds, $[   ] [Note: Insert an amount equal to 4% of the Cash Consideration] (together with any subsequent cash deposits by Buyer pursuant to Section 2.6(f) of the Purchase Agreement) (including any cash interest or earnings thereon and any cash Interim Dividends, less any cash distributions made therefrom or losses thereon under this Agreement, the “Initial Escrowed Funds”) and (ii) stock certificates representing [   ] [Note: Insert an amount equal to 4% of the Purchase Shares] shares of Class A Common Stock, par value $0.01 per share (“Parent Class A Common Stock”), of Time Warner Cable Inc., a Delaware corporation (“Parent”), (together with any subsequent deposits by Buyer of shares of Parent Class A Common Stock pursuant to Section 2.6(f) of the Purchase Agreement) (including any non-cash Interim Dividends, less any distributions of securities made therefrom under this Agreement, the “Initial Escrowed Shares”) to an account with the Escrow Agent (the “Escrow Account”);

WHEREAS, pursuant to Section 2.7 of the Purchase Agreement, following the Closing, in connection with the MCE Closing, if any, Buyer will deposit with the Escrow Agent in the Escrow Account (i) stock certificates representing additional shares of Parent Class A Common Stock (together with any subsequent deposits by Buyer of shares of Parent Class A Common Stock pursuant to Section 2.7(c) of the Purchase Agreement) (including any non-cash Interim Dividends, less any distributions of securities made therefrom under this Agreement, the “MCE Escrowed Shares” and, together with the Initial Escrowed Shares, the “Escrowed Shares”) and (ii) by wire transfer in immediately available funds, additional cash amounts consisting of cash Interim Dividends paid on or prior to the date of such deposit on the MCE Escrowed Shares (including any cash Interim Dividends, less any cash distributions made therefrom or losses thereon under this Agreement, the “MCE Escrowed Funds” and, together with the Initial Escrowed Funds, the “Escrowed Funds”); and

WHEREAS, Buyer and Seller wish to engage the Escrow Agent as the escrow agent for the Escrow Account, and the Escrow Agent wishes to act as such Escrow Agent.

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1               Certain Definitions.  As used in this Agreement, the following terms have the meanings set forth below:

(a)           “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made.  For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.  For purposes of this Agreement, (i) none of Seller or any of its Affiliates shall be deemed to be an Affiliate of any of Buyer, Parent or any of their respective Affiliates and (ii) none of Buyer, Parent, or any of their Affiliates shall be deemed to be an Affiliate of any of Seller or any of its respective Affiliates.

(b)           “Agreed Rate” means [___]% [Note: Insert amount determined at Closing using definition of LIBOR in the Purchase Agreement].

(c)           “Agreement” has the meaning set forth in the preamble hereto.

(d)           “Bankruptcy Court” has the meaning set forth in Section 7.6 hereof.

(e)           “Business Day” means any day other than a Saturday, a Sunday or a day on which banks in New York City are authorized or obligated by Law or executive order to close.

(f)            “Buyer” has the meaning set forth in the preamble hereto.

(g)           “Cap Amount” means the Group 1 Cap Amount or Group 2 Cap Amount, or MCE Cap Amount, as applicable.

(h)           “Certificate of Instruction” has the meaning set forth in Section 4.1(b) hereof.

(i)            “Chosen Courts” has the meaning set forth in Section 7.6 hereof.

(j)            “Claim” has the meaning set forth in Section 4.1(a) hereof.

(k)           “Claim Amount” has the meaning set forth in Section 4.1(a) hereof.

(l)            “Closing” has the meaning set forth in the recitals hereto.

(m)          “Contributing Party” has the meaning set forth in Section 5.10 hereof.

(n)           “Disputed MCE Indemnification Deadline” has the meaning set forth in Section 4.2(c) hereof.

(o)           “Escrow Account” has the meaning set forth in the recitals hereto.

(p)           “Escrow Agent” has the meaning set forth in the preamble hereto.

(q)           “Escrow Claim Notice” has the meaning set forth in Section 4.1(a) hereof.

(r)            “Escrow Earnings” means, with respect to any Escrow Payment, (i) to the extent that the Escrow Payment is payable in cash (other than any cash Interim Dividends) and is (A) made pursuant to Section 2.6(f) or 2.7(c) of the Purchase Agreement, as provided in the Escrow Claim Notice, interest on the cash portion of such Escrow Payment from the date of the Closing to the date of payment at the Agreed Rate calculated on an actual over 365-day basis, or (B) for indemnification under Section 2.7(d) or 7.2 of the Purchase Agreement, as provided in the Escrow Claim Notice, interest on the cash portion of such Escrow Payment at the Agreed Rate calculated on an actual over 365-day basis from the date of the Escrow Claim Notice with respect thereto until the date such Escrow Payment is made, and (ii) to the extent that the Escrow Payment is payable in shares of Parent Class A Common Stock, Interim Dividends made in respect of such shares.

(s)           “Escrow Fund” means, as of any date of determination, the Escrowed Funds and the Escrowed Shares at such time.

(t)            “Escrow Payment” means, as to any amount payable from the Escrow Account pursuant to the Purchase Agreement and this Agreement, an aggregate amount payable, first, in cash (other than cash Interim Dividends), and, to the extent no cash (other than cash Interim Dividends) remains in the Escrow Account, in Escrowed Shares; provided, however, that any payment to Buyer in respect of a purchase price adjustment pursuant to Section 2.7(c) of the Purchase Agreement or indemnification pursuant to Section 2.7(d) of the Purchase Agreement shall be paid, first, in MCE Escrowed Shares, and, to the extent no MCE Escrowed Shares remain in the Escrow Account, such payment shall be made as otherwise provided for in this definition of Escrow Payment.

(u)           “Escrowed Funds” has the meaning set forth in the recitals hereto.

(v)           “Escrowed Shares” has the meaning set forth in the recitals hereto.

(w)          “Exchange Agreement” means the Exchange Agreement, dated as of April 20, 2004, by and among Comcast Corporation, Comcast Cable Communications Holdings, Inc., Comcast of Georgia, Inc., Parent and Buyer, among others, as such agreement may be amended from time to time.

(x)            “Government Entity” means any federal, state or local court, administrative body or other governmental or quasi-governmental entity with competent jurisdiction.

(y)           “Group 1 Cap Amount” means $296,700,000, as adjusted pursuant to Sections 2.6(f) and 2.7(c) of the Purchase Agreement, as such adjustment is jointly certified by Buyer and Seller pursuant to Section 2.3 hereof.

(z)            “Group 1 Business” has the meaning set forth in the Purchase Agreement.

(aa)         “Group 2 Cap Amount” means $267,900,000, as adjusted pursuant to Sections 2.6(f) and 2.7(c) of the Purchase Agreement, as such adjustment is jointly certified by Buyer and Seller pursuant to Section 2.3 hereof.

(bb)         “Group 2 Business” has the meaning set forth in the Purchase Agreement.

(cc)         “Indemnification Deadline” has the meaning set forth in Section 4.2(b) hereof.

(dd)         “Indemnifying Party” has the meaning set forth in Section 5.10 hereof.

(ee)         “Initial Escrow Fund” means, as of any date of determination, the Initial Escrowed Funds and the Initial Escrowed Shares at such time.

(ff)           “Initial Escrowed Funds” has the meaning set forth in the recitals hereto.

(gg)         “Initial Escrowed Shares” has the meaning set forth in the recitals hereto.

(hh)         “Interim Dividends” means, with respect to any Escrowed Shares, any dividends declared and paid in respect of such shares following the Closing, plus (to the extent of any dividends paid in cash) interest from the respective dates on which such dividends were paid to the date of the Escrow Payment, at the Agreed Rate calculated on an actual over 365-day basis.

(ii)           “Joint Certification” has the meaning set forth in Section 4.1(c) hereof.

(jj)           “Law” means any law, statute, ordinance, rule, regulation, code, order, judgment, injunction or decree enacted, issued, promulgated, enforced or entered by a Government Entity or Self-Regulatory Organization.

(kk)         “MCE Cap Amount” means the amount equal to the Group 2 Cap Amount multiplied by the MCE Fraction (as defined in the Purchase Agreement), as jointly certified by Buyer and Seller in connection with the deposit by Buyer with the Escrow Agent of the MCE Escrowed Shares and MCE Escrowed Funds, as adjusted pursuant to Section 2.7(c) of the Purchase Agreement, as such adjustment is jointly certified by Buyer and Seller pursuant to Section 2.3 hereof.

(ll)           “MCE Closing” means the closing of the sale of certain Disputed MCE Systems (as defined in the Purchase Agreement) in accordance with Section 2.7 of the Purchase Agreement.

(mm)       “MCE Escrow Fund” means, as of any date of determination, the MCE Escrowed Funds and the MCE Escrowed Shares at such time.

(nn)         “MCE Escrowed Funds” has the meaning set forth in the recitals hereto.

(oo)         “MCE Escrowed Shares” has the meaning set forth in the recitals hereto.

(pp)         “Objection Certificate” has the meaning set forth in Section 4.1(c) hereof.

(qq)         “Order Certificate” has the meaning set forth in Section 4.1(c) hereof.

(rr)           “Parent” has the meaning set forth in the recitals hereto.

(ss)         “Parent Class A Common Stock” has the meaning set forth in the recitals hereto.

(tt)           “Partial Release Date” has the meaning set forth in Section 4.2(a) hereof.

(uu)         “Per Share Value of the Purchase Shares” means $[ ] [Note: Insert value determined pursuant to Purchase Agreement].

(vv)         “Person” means an individual, a corporation, a partnership, an association, a limited liability company, a Government Entity, a trust, a labor union or other entity or organization.

(ww)       “Purchase Agreement” has the meaning set forth in the recitals hereto.

(xx)          “Reorganization Case” has the meaning set forth in Section 7.6 hereof.

(yy)         “Self-Regulatory Organization” means the National Association of Securities Dealers, Inc., the American Stock Exchange, the NYSE, any national securities exchange (as defined in the Securities Exchange Act of 1934, as amended) or any other similar self-regulatory body or organization.

(zz)          “Seller” has the meaning set forth in the preamble hereto.

ARTICLE II

ESTABLISHMENT OF ESCROW

Section 2.1               Escrow Fund.  Buyer and Seller hereby constitute and appoint the Escrow Agent as, and the Escrow Agent hereby agrees to assume and perform the duties of, escrow agent under and pursuant to this Agreement.  By signing this Agreement, the Escrow Agent acknowledges receipt of an executed copy of this Agreement.

Section 2.2               Notices.  The Escrow Agent shall promptly (and in any event within two Business Days) provide Buyer and Seller with written notice upon its respective receipt of each of the Initial Escrowed Funds, Initial Escrowed Shares, MCE Escrowed Funds and MCE Escrowed Shares.  Any notice pursuant to this Section 2.2 shall specify the applicable dollar amount and number of shares, as the case may be.

Section 2.3               Cap Amounts.  Buyer and Seller shall promptly (and in any event with five Business Days) following any purchase price adjustment pursuant to Section 2.6(f) or 2.7(c) of the Purchase Agreement provide to the Escrow Agent a joint certification as to any adjustment to any Cap Amount, required under the Purchase

Agreement.  Buyer and Seller shall concurrently with Buyer’s deposit of the MCE Escrowed Shares and MCE Escrowed Funds provide to the Escrow Agent a joint certification as to the amount of the MCE Cap Amount.

ARTICLE III

MANAGEMENT OF ESCROW FUND

Section 3.1               Escrow Fund.  The Escrow Agent shall maintain the Escrow Fund in a separate account, segregated from all other monies held by the Escrow Agent on behalf of itself or others, and shall hold, safeguard and disburse the Escrow Fund pursuant to this Agreement.

Section 3.2               Investment.

(a)           Unless otherwise jointly instructed in writing by Buyer and Seller, the Escrow Agent shall invest the Escrowed Funds in [________] [Note: Insert name of fund] until disbursement of the entire Escrow Fund.  The Escrow Agent is authorized to liquidate in accordance with its customary procedures any portion of the Escrowed Funds consisting of investments to provide for payments required to be made under this Agreement.  Any interest or other income earned on the investment and reinvestment of the Escrowed Funds shall be added to and become part of the Escrowed Funds.

(b)           The Escrow Agent shall have no obligation to invest or reinvest newly deposited Escrowed Funds on any particular day if such newly deposited Escrowed Funds are deposited with the Escrow Agent after 11:00 a.m. (E.S.T.) on such day of deposit; it being understood that the Escrow Agent shall invest or reinvest such newly deposited Escrowed Funds on the following Business Day.  Instructions received after 11:00 a.m. (E.S.T.) will be treated as if received on the following Business Day.  The Escrow Agent shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of the Escrowed Funds in accordance with this Agreement.  Any interest or other income received on such investment and reinvestment of the Escrowed Funds shall become part of the Escrowed Funds and any losses incurred on such investment and reinvestment of the Escrowed Funds shall be debited against the Escrowed Funds.  In no event shall the Escrow Agent be deemed an investment manager or adviser in respect of any selection of investments hereunder.  It is understood and agreed that to the extent disclosed in a prospectus delivered to Buyer and Seller prior to Buyer’s and Seller’s determination to make the applicable investment the Escrow Agent or its Affiliates are permitted to receive customary additional compensation that could be deemed to be in the Escrow Agent’s economic self-interest for (i) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the investments, (ii) using Affiliates to effect transactions in certain investments and (iii) effecting transactions in investments.

Section 3.3               Voting of Escrowed Shares.  With respect to any matter on which the holders of Parent Class A Common Stock have voting rights, the Escrowed Shares shall be voted in the same proportion with respect to any item submitted to a vote of shareholders as are the votes cast by all holders of Parent Class A Common Stock with respect to such matter (other than any Parent Class A Common Stock held by Time Warner Inc. or its controlled Affiliates or by the Escrow Account).

ARTICLE IV

CLAIMS AND RELEASE OF ESCROWED FUNDS

Section 4.1               Claims.

(a)           If Buyer wishes to make a claim against the Escrow Fund pursuant to its rights under the Purchase Agreement (a “Claim”), it shall send a written notice of Claim to Seller (an “Escrow Claim Notice”), specifying the nature of the Claim (indicating whether it is a purchase price adjustment under Section 2.6(f) or 2.7(c) of the Purchase Agreement, or an indemnification claim under Section 2.7(d) or 7.2 of the Purchase Agreement and if such indemnification claim is pursuant to Section 7.2 of the Purchase Agreement whether such Claim is in respect of the Group 1 Business or the Group 2 Business) and the estimated maximum dollar amount that Buyer in good faith reasonably believes it (or another Person, as applicable) is or may be entitled to in respect of such Claim under the Purchase Agreement (as adjusted in accordance with this Section 4.1(a), a “Claim Amount”); provided, however, that Buyer shall promptly (and in any event no later than the fifth Business Day following the date that Buyer reasonably determines that a different Claim Amount is warranted), upon written notice to Seller and the Escrow Agent, adjust the Claim Amount in good faith if at any time it reasonably believes a different Claim Amount is warranted.

(b)           Concurrently with the delivery of the Escrow Claim Notice, Buyer will deliver to the Escrow Agent, with a contemporaneous copy to Seller, a certificate in substantially the form of Annex I attached hereto (a “Certificate of Instruction”).

(c)           If within ten Business Days following delivery of a Certificate of Instruction to the Escrow Agent and to Seller, (i) Seller does not send a certificate to the Escrow Agent, with a contemporaneous copy to Buyer, in substantially the form of Annex II attached hereto (an “Objection Certificate”) objecting in good faith to the payment of the Claim or any portion thereof or (ii) Buyer and Seller deliver to the Escrow Agent a joint certification in substantially the form of Annex III attached hereto (a “Joint Certification”) that the Claim (or any portion thereof) should be paid out of the Escrow Fund to the extent set forth in such Joint Certification, then the Escrow Agent shall pay to Buyer as soon as practicable thereafter (and in any event no later than the twelfth Business Day following delivery of the Certificate of Instruction to the Escrow Agent and

Seller) the sum of (A) the Claim Amount or the amount set forth in such Joint Certification, as applicable, plus (B) the Escrow Earnings on the Claim Amount or the amount set forth in such Certificate of Instruction or Joint Certification, as applicable, in each case in the form of an Escrow Payment, collectively up to an amount equal to the then remaining Escrow Fund but in no event (i) with respect to a payment pursuant to Section 7.2 of the Purchase Agreement, in excess of the applicable Cap Amount (when taken together with all previous payments from the Escrow Fund pursuant to Section 7.2 of the Purchase Agreement in respect of the Group 1 Business or Group 2 Business, as applicable) or (ii) with respect to a payment pursuant to Section 2.7(d) of the Purchase Agreement, in excess of the MCE Cap Amount (when taken together with all previous payments from the Escrow Fund pursuant to Section 2.7(d) of the Purchase Agreement) .

(d)           If Seller does send an Objection Certificate to the Escrow Agent and to Buyer within ten Business Days following Buyer’s delivery of the relevant Certificate of Instruction to the Escrow Agent and to Seller, the Escrow Agent shall (i) pay to Buyer as soon as practicable thereafter (and in any event no later than the twelfth Business Day following delivery of the Certificate of Instruction to the Escrow Agent and Seller) the portion of the Claim Amount as to which Seller has not objected, if any, as evidenced by the Objection Certificate, plus the Escrow Earnings thereon, in the form of an Escrow Payment, collectively up to an amount equal to the then remaining Escrow Fund but in no event (i) with respect to a payment pursuant to Section 7.2 of the Purchase Agreement, in excess of the applicable Cap Amount (when taken together with all previous payments from the Escrow Fund pursuant to Section 7.2 of the Purchase Agreement in respect of the Group 1 Business or Group 2 Business, as applicable) or (ii) with respect to a payment pursuant to Section 2.7(d) of the Purchase Agreement, in excess of the MCE Cap Amount (when taken together with all previous payments from the Escrow Fund pursuant to Section 2.7(d) of the Purchase Agreement) , and (ii) only make a payment in respect of the portion of such Claim objected to by Seller in the Objection Certificate as soon as practicable (and in any event no later than five Business Days) following receipt of (A) a final judgment or order of a court of competent jurisdiction in the United States (the time for appeal having expired and no appeal having been perfected) in favor of Buyer, accompanied by a certificate of Buyer in substantially the form of Annex IV attached hereto (an “Order Certificate”), (B) a final and non-appealable determination of an arbitration or like panel with respect to disputes that Buyer and Seller have mutually agreed to submit thereto, including, without limitation, a determination of the CPA Firm (as defined in the Purchase Agreement) pursuant to Section 2.6(f) or 2.7(c) of the Purchase Agreement, accompanied by an Order Certificate or (C) a Joint Certification that the Claim (or any portion thereof) should be paid out of the Escrow Fund to the extent set forth in such Joint Certification.  If the Escrow Agent makes a payment pursuant to clause (ii) of the preceding sentence, then the Escrow Agent shall pay to Buyer as soon as practicable thereafter (A) the amount set forth in such Order Certificate or Joint Certification, as applicable, plus (B) the Escrow Earnings on such amount, as applicable, in each case in the form of an Escrow Payment, collectively up to an amount equal to the then remaining Escrow Fund but in no event (i) with respect to a payment pursuant to Section 7.2 of the Purchase Agreement, in excess of the applicable

Cap Amount (when taken together with all previous payments from the Escrow Fund pursuant to Section 7.2 of the Purchase Agreement in respect of the Group 1 Business or Group 2 Business, as applicable) or (ii) with respect to a payment pursuant to Section 2.7(d) of the Purchase Agreement, in excess of the MCE Cap Amount (when taken together with all previous payments from the Escrow Fund pursuant to Section 2.7(d) of the Purchase Agreement) .

(e)           Prior to the Indemnification Deadline or the MCE Indemnification Deadline, as applicable, Buyer may, to the extent such action is taken in good faith, subdivide any Claim into one or more Claims.  Following the Indemnification Deadline or the MCE Indemnification Deadline, as applicable, Buyer may, to the extent such action is taken in good faith, subdivide any Claim into one or more Claims so long as the total dollars claimed thereunder does not exceed the aggregate dollar value of the such Claim as of the Indemnification Deadline or the MCE Indemnification Deadline, as applicable.  The provisions of Section 4.1 shall apply to any such subdivided Claim.

Section 4.2               Release of Escrow Fund to Seller.

(a)           On [ ], 2006 [Note: date that is six months after Closing] (the “Partial Release Date”), the Escrow Agent shall release to Seller from the Escrow Fund in the form of an Escrow Payment an amount equal to the excess of (i) $[  ] [Note: Insert 33% of the Initial Escrow Fund as constituted as of the Closing] over (ii) the sum of (A) all amounts previously paid hereunder out of the Escrow Fund, plus (B) the sum of (x) the aggregate of all Claim Amounts with respect to the Escrow Fund existing immediately prior to the Partial Release Date plus (y) an amount equal to the Escrow Earnings on all such Claim Amounts (calculated as of the Partial Release Date).

(b)           On [ ], 2007 [Note: one year anniversary of Closing] (the “Indemnification Deadline”), the Escrow Agent shall release to Seller the excess, if any, of the Initial Escrow Fund over the sum of (i) the aggregate of all Claim Amounts with respect to the Escrow Fund then existing (disregarding any such Claim Amounts pursuant to Section 7.2 of the Purchase Agreement, to the extent such Claim Amounts, together with all previous payments from the Escrow Fund pursuant to Section 7.2 of the Purchase Agreement in respect of the Group 1 Business or Group 2 Business, as applicable, exceed the applicable Cap Amount) plus (ii) an amount equal to the Escrow Earnings on all such Claim Amounts (calculated as of the Indemnification Deadline)up to the applicable Cap Amount; provided, that the determination pursuant to the foregoing clauses (i) and (ii) shall be made without regard to any Claim Amounts in respect of Section 2.7(c) or 2.7(d) of the Purchase Agreement as set forth in the applicable Certificate of Instruction, except to the extent that the aggregate of all such Claim Amounts (and the Escrow Earnings thereon) exceeds the value of the MCE Escrow Fund as of the Indemnification Deadline but subject to the MCE Cap Amount.  Any portions of the Initial Escrow Fund subject to an unresolved outstanding Escrow Claim Notice as of the Indemnification Deadline, subject to the applicable Cap Amount, shall continue to be held in escrow by the Escrow Agent in accordance with this Agreement and the then remaining amount of any such portion of the Initial Escrow Fund shall be released (i) to Buyer pursuant to Section 4.1(c) or 4.1(d), as applicable, or (ii) to Seller as soon as practicable (but in no event later than five Business Days) following (A) the reduction in the Claim Amount pursuant to Section 4.1(a) in respect of any unresolved outstanding Escrow Claim Notice, to the extent of such reduction, or (B) the full resolution of any Claim set forth in an Escrow Claim Notice that remained unresolved and outstanding as of the Indemnification Deadline to the extent the amount to be released to Buyer pursuant to Section 4.1(c) or 4.1(d), as applicable, in respect of such Claim is less than the corresponding Claim Amount; provided, however, that no amount shall be released to Seller pursuant to this clause (ii) to the extent that the sum of the Claim Amounts and the Escrow Earnings thereon in respect of the remaining unresolved outstanding Escrow Claim Notices would exceed the amount remaining in the Initial Escrow Fund following such release, disregarding any Claim Amounts (and Escrow Earnings thereon) (i) that exceed the applicable Cap Amount and (ii) in respect of Section 2.7(c) or 2.7(d) of the Purchase Agreement as set forth in the applicable Certificate of Instruction, that exceeds the value of the MCE Escrow Fund as of the Indemnification Deadline, as subsequently reduced by payments from the MCE Escrow Fund for claims asserted prior to the Indemnification Deadline. .

(c)           On the date that is twelve months after the date of the MCE Closing (the “Disputed MCE Indemnification Deadline”), as such date is notified to the Escrow Agent in writing by Buyer or Seller, the Escrow Agent shall release to Seller the excess, if any, of the MCE Escrow Fund over the sum of (i) the aggregate of all Claim Amounts with respect to the Escrow Fund then existing plus (ii) an amount equal to the Escrow Earnings on all such Claim Amounts (calculated as of the Disputed MCE Indemnification Deadline); provided, that the determination pursuant to the foregoing clauses (i) and (ii) shall be made only in respect of (A) Claim Amounts in respect of Sections 2.7(c) and 2.7(d) of the Purchase Agreement as set forth in the applicable Certificate of Instruction (disregarding any such Claim Amounts pursuant to Section 2.7(d) to the extent such Claim Amounts, together with all previous payments from the Escrow Fund pursuant to Section 2.7(d), exceeds the MCE Cap Amount and (B) all other Claim Amounts to the extent such other Claim Amounts (and the Escrow Earnings thereon) as of the Disputed MCE Indemnification Deadline exceed the amount remaining in the Initial Escrow Fund as of such date but subject to the applicable Cap Amount.  Any portions of the MCE Escrow Fund subject to an unresolved outstanding Escrow Claim Notice as of the Disputed MCE Indemnification Deadline, subject to the applicable Cap Amount, shall continue to be held in escrow by the Escrow Agent in accordance with this Agreement and the then remaining amount of any such portion of the MCE Escrow Fund shall be released to (i) Buyer pursuant to Section 4.1(c) or 4.1(d), as applicable, or (ii) to Seller as soon as practicable (but in no event later than five Business Days) following (A) the reduction in the Claim Amount pursuant to Section 4.1(a) in respect of any unresolved outstanding Escrow Claim Notice, to the extent of such reduction, or (B) the resolution of any Claim set forth in an Escrow Claim Notice that remained unresolved and outstanding as of the Disputed MCE Indemnification Deadline to the extent the amount to be released to Buyer pursuant to Section 4.1(c) or 4.1(d), as applicable, in respect of such Claim is less than the corresponding Claim Amount; provided, however, that no amount shall be released to Seller pursuant to this clause (ii) to the extent that the sum of the Claim Amounts and the Escrow Earnings thereon in respect of the remaining unresolved outstanding Escrow Claim Notices would exceed the amount remaining in the MCE Escrow Fund following such release disregarding any Claim Amounts (and Escrow Earnings thereon) (i) that exceed the applicable Cap Amount and (ii) all Claim Amounts (other than in respect of Section 2.7(c) or 2.7(d) of the Purchase Agreement as set forth in the applicable Certificate of Instruction) that exceed the amount remaining in the Initial Escrow Fund.

Section 4.3               Payments.  All amounts payable from the Escrow Account hereunder shall be paid in the form of an Escrow Payment.  To the extent any Escrow Payment hereunder consists of, or any calculation is required with respect to, Escrowed Shares, each Escrowed Share shall be deemed to have a value equal to the Per Share Value of the Purchase Shares.  All cash payments made by any party hereunder shall be made by wire transfer in immediately available funds to an account identified to the transferor by the transferee in writing not later than five Business Days prior to the scheduled date of the relevant release.  All payments of stock or other securities to be made by any party hereunder shall be made by (a) physical delivery of stock certificates representing such stock or other securities, duly endorsed for transfer or accompanied by executed stock transfer powers or other appropriate instruments of assignment and transfer or (b) confirmation of a book-entry transfer of such shares or other securities in form and substance reasonably acceptable to Buyer, Seller or the Escrow Agent, whichever is the relevant transferee.

Section 4.4               Statement.  The Escrow Agent shall provide Buyer and Seller monthly statements identifying transactions, transfers and holdings of the Escrow Fund.  In the event that Buyer or Seller notifies the other of any mistake in the Escrow Payment or Escrow Earnings thereon, the party receiving such notice shall in good faith determine whether such party agrees in whole or in part with the mistake asserted in such notice.  In the event that the party receiving such notice has so determined that it agrees in whole or in part with the mistake asserted in such notice, Buyer and Seller shall promptly but in no event later than ten Business Days following the date of the Escrow Payment jointly notify the Escrow Agent of such agreed-upon error and, as applicable, Buyer or Seller shall return to the Escrow Agent any wrongful distribution made to such party, and the Escrow Agent shall promptly make any necessary additional distribution to correct the error.

ARTICLE V

DUTIES OF ESCROW AGENT

Section 5.1               Degree of Care.  The Escrow Agent shall not be under any duty to give the Escrow Fund any greater degree of care than it gives its own similar property.

Section 5.2               No Liability.  The Escrow Agent shall not be liable to either Buyer or Seller for any action taken or omitted by it, or any action suffered by it to be taken or omitted, unless the Escrow Agent shall have acted with (or the Escrow Agent’s omission to act is with) bad faith, gross negligence or willful misconduct.

Section 5.3               Reliance.  The Escrow Agent shall be entitled to rely in good faith upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof.  The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that the Person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.  The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted by it in good faith in accordance with such advice.

Section 5.4               No Interest.  The Escrow Agent does not have any interest in the Escrow Account other than as Escrow Agent.  Any payments of income from the Escrow Fund shall be subject to withholding regulations then in force with respect to taxes.  Buyer and Seller will provide the Escrow Agent with a duly completed Internal Revenue Service form for tax identification number certification.

Section 5.5               No Representations.  The Escrow Agent makes no representation as to the validity, value, genuineness or collectability of any security held by or delivered to it.

Section 5.6               No Advice.  The Escrow Agent shall not be called upon to advise any party as to the wisdom of selling or retaining any securities or other property deposited hereunder or taking or refraining from any action with respect to the Escrow Account.

Section 5.7               Resignation.  The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving thirty days’ prior written notice of such resignation to Buyer and Seller specifying a date under which such resignation shall take effect; provided, however, that no such resignation shall be effective until a successor escrow agent shall have been appointed and the Escrow Agent shall have delivered the Escrow Fund and any instruments in which the Escrow Fund has been invested in accordance with this Agreement to such successor escrow agent.  In the event of the Escrow Agent’s resignation, Buyer and Seller shall jointly designate a new escrow agent.  Notwithstanding anything to the contrary in this Section 5.7, if the Buyer and Seller are unable to agree upon a successor escrow agent within thirty days after receipt of a resignation notice signed by the Escrow Agent, the Escrow Agent may, in its sole discretion, apply to a court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief.  Any such successor to the Escrow Agent shall agree to be bound by the terms of this Agreement and shall, upon receipt of the Escrow Fund and any instruments in which the Escrow Fund has been invested in accordance with this Agreement, become the Escrow Agent hereunder.

Section 5.8               Compensation.  Seller and Buyer shall share equally all costs relating to the compensation (as payment in full) of the Escrow Agent for its services hereunder, payable annually in advance in accordance with the fee schedule attached hereto as Exhibit A.  Seller and Buyer agree, severally and not jointly (on an equal basis), to reimburse the Escrow Agent for all reasonable expenses, disbursements and advances incurred or made by Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses and disbursements of its counsel).

Section 5.9               Depository.  Buyer and Seller authorize the Escrow Agent, for any securities held hereunder, to use the services of any United States central securities depository it reasonably deems appropriate, including, without limitation, the Depositary Trust Company and the Federal Reserve Book Entry System.

Section 5.10             Indemnification.  Buyer and Seller, severally and not jointly, shall indemnify and hold harmless the Escrow Agent from and against any expenses (including reasonable counsel fees and disbursements), liabilities, damages or losses suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim, or in connection with any claim or demand, which in any way, directly or indirectly, arises out of this Escrow Agreement, unless such claim or demand arises out of the gross negligence, willful misconduct or bad faith of the Escrow Agent.  Each of Buyer and Seller (the “Contributing Party”) agrees to contribute to the other party (the “Indemnifying Party”) any amounts such other party pays the Escrow Agent in connection with the indemnification obligations contained in this Section 5.10 in proportion to the Contributing Party’s contribution to the overall fault for such indemnification obligation as compared to the Indemnifying Party’s contribution to the overall fault for such indemnification obligation, as agreed between Buyer and Seller or, in the absence of agreement, as finally determined by a court of competent jurisdiction; it being understood that to the extent neither Buyer nor Seller is at fault for such indemnification obligation, the Contributing Party shall contribute to the Indemnifying Party an amount equal to 50% of such indemnification obligation.

ARTICLE VI

TAX TREATMENT

Section 6.1               Taxes.  Except to the extent otherwise required by Law, Seller shall include in its income, for tax purposes, all income, gains and losses realized with respect to the Escrow Fund and timely pay all taxes due with respect thereto.  As soon as practicable after December 31 of each calendar year, the Escrow Agent shall report to Seller the amount of all income, gains and losses realized during such calendar year with respect to the Escrow Fund (and shall provide a copy of such report to Seller).

ARTICLE VII

MISCELLANEOUS

Section 7.1               Notices.  All notices, requests, demands, approvals, consents and other communications hereunder shall be in writing, signed by an authorized Person and shall be deemed to have been duly given and made if served by personal delivery upon the party for whom it is intended or delivered by registered or certified mail, return receipt requested, or if sent by telecopier or email, provided that the telecopy or email is promptly confirmed by telephone confirmation thereof, to the Person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such Person:

To Buyer:

c/o Time Warner Cable Inc.
290 Harbor Drive
Stamford, CT 06902-6732
Telephone:	(203) 328-0670
Telecopy:	(203) 328-3295
Email:	glenn.britt@twcable.com
Attention:	Chief Executive Officer

With a copy to:

Legal Department
Time Warner Cable Inc.
290 Harbor Drive
Stamford, CT 06902-6732
Telephone:	(203) 328-0631
Telecopy:	(203) 328-4094
Email:	marc.lawrence-apfelbaum@twcable.com
Attention:	General Counsel

-and-

Time Warner Inc.
One Time Warner Center
New York, NY 10019
Telephone:	(212) 484-7980
Telecopy:	(212) 258-3172
Email:	Paul.Cappuccio@timewarner.com
Attention:	General Counsel

-and-

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone:	(212) 373-3000
Telecopy:	(212) 757-3990
Email:	kparker@paulweiss.com
rschumer@paulweiss.com
Attention:	Kelley D. Parker
Robert B. Schumer

-and-

Comcast Corporation
1500 Market Street
Philadelphia, PA 19102
Telephone:	(215) 665-1700
Telecopy:	(215) 981-7794
Email:	ablock@comcast.com
Attention:	General Counsel

-and-

Davis Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
Telephone:	(212) 450-4000
Telecopy:	(212) 450-3800
Email:	william.taylor@dpw.com
Attention:	William L. Taylor

To Escrow Agent:

Deutsche Bank Trust Company Americas
60 Wall Street, 27th Floor
Mail Stop: NYC60-2710
New York, NY 10005
Telephone:	(212) 250-4660
Telecopy:	(732) 578-4593
Email:	aldrin.m.bayne@db.com
Attention:	Aldrin Bayne, Escrow Team

To Seller:

Adelphia Communications Corporation
5619 DTC Parkway
Greenwood Village, CO 80111

Telephone:	(303) 268-6458
Telecopy:	(303) 268-6662
Email:	brad.sonnenberg@adelphia.com
Attention:	Brad Sonnenberg

With a copy to:

Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Telephone:	(212) 558-4000
Telecopy:	(212) 558-3588
Email:	korrya@sullcrom.com
Attention:	Alexandra D. Korry

Section 7.2               Amendment; Waiver.  Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Escrow Agent, Buyer and Seller, or in the case of a waiver, by the party against whom the waiver is to be effective.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

Section 7.3               No Assignment or Benefit to Third Parties.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and permitted assigns.  No party to this Agreement may assign any of its rights or transfer or delegate any of its obligations under this Agreement, by operation of Law or otherwise, without the prior written consent of the other parties hereto, except, in whole or in part, (a) with respect to Seller, to any entity acting on behalf of Seller’s estate, (b) with respect to Buyer, (i) to Comcast Corporation under the Exchange Agreement (subject to further assignment by Comcast Corporation to its Affiliates) or (ii) to any Affiliate of Buyer; provided, that no such assignment pursuant to clause (b)(ii) or, with respect to an assignment by Comcast Corporation to its Affiliates, clause (b)(i) of this sentence shall relieve the assignor of its obligations hereunder.  Any assignment or transfer permitted hereunder shall be evidenced in writing signed by the assignor and assignee, a copy of which shall be delivered to the other parties hereto.  Nothing in this Agreement, express or implied, is intended to confer upon any Person other than Buyer, Seller, the Escrow Agent and their respective successors, legal representatives and permitted assigns, any rights or remedies under or by reason of this Agreement.

Section 7.4               Entire Agreement.  This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters among the parties hereto; it being understood that nothing herein is intended to supersede the Purchase Agreement.

Section 7.5               Expenses.  Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the party incurring such costs and expenses.

Section 7.6               GOVERNING LAW; SUBMISSION TO JURISDICTION; SELECTION OF FORUM; WAIVER OF TRIAL BY JURY.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.  Each party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement exclusively in (i) the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) so long as the jointly administered case of Seller and certain Affiliates as debtor and debtors in possession pending under Chapter 11 of the United States Bankruptcy Code in the Bankruptcy Court (the “Reorganization Case”) remains open and (ii) after the completion of the Reorganization Case or in the event that the Bankruptcy Court determines that it does not have jurisdiction, the United States District Court for the Southern District of New York or any New York State court sitting in New York City (together with the Bankruptcy Court, the “Chosen Courts”), and solely in connection with claims arising under this Agreement (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto and (iv) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with Section 7.1 of this Agreement.  Seller hereto irrevocably designates The Corporation Trust Company as its agent and attorney-in-fact for the acceptance of service of process and making an appearance on its behalf in any such claim or proceeding and for the taking of all such acts as may be necessary or appropriate in order to confer jurisdiction over it before the Chosen Courts and Seller stipulates that such consent and appointment is irrevocable and coupled with an interest.  Each party hereto irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement.

Section 7.7               Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original and all of which, when taken together, shall constitute one and the same Agreement.

Section 7.8               Headings.  The headings of sections in this Agreement are provided for convenience purposes only, and shall not be deemed to limit or affect any of the provisions hereof.

Section 7.9               Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application thereof to any individual or entity or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other individual or entity or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 7.10             Termination.  This Agreement shall terminate upon the release of all funds from the Escrow Fund.  The provisions of the second sentence of Section 4.4 (and, for purposes of such sentence, the remainder of Article IV to the extent related thereto), Article V and this Article VII shall survive the termination of this Agreement or, as to the Escrow Agent, the earlier resignation or removal of the Escrow Agent.  Nothing in this Section 7.10 shall relieve any party from liability for any breach of this Agreement prior to the termination of this Agreement.

Section 7.11             Instructions.  For purposes of sending and receiving instructions or directions hereunder, all such instructions or directions shall be, and the Escrow Agent may conclusively rely upon such instructions or directions, delivered and executed by representatives of Buyer or Seller designated on Schedule I attached hereto and made a part hereof, which such designation shall include specimen signatures of such representatives, as such Schedule I may be updated from time to time.

Section 7.12             No Set-Off.  The Escrow Fund is intended for the purposes set forth herein and in the Purchase Agreement.  No party hereto or any of its assignees or their respective Affiliates shall have any right of set off with respect to any portion of the Escrow Fund with respect to any claims other than those claims against the Escrow Fund permitted by the Purchase Agreement.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:

Name:
Title:

TIME WARNER CABLE NY LLC

By:

Name:
Title:

ADELPHIA COMMUNICATIONS CORPORATION

By:

Name:
Title:

Annex I

CERTIFICATE OF INSTRUCTION

to

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Escrow Agent

The undersigned, Time Warner NY Cable LLC (“Buyer”), pursuant to Section 4.1(b) of the Escrow Agreement, dated as of [________], 2006, as amended from time to time in accordance with its terms (the “Escrow Agreement”), by and among Buyer, Adelphia Communications Corporation and Deutsche Bank Trust Company Americas, as escrow agent (terms defined in the Escrow Agreement have the same meanings when used herein), hereby certifies that [_______] is entitled to indemnification pursuant to [Section [2.7(d)] [7.2(a)] of the Purchase Agreement]] [in respect of the [Group 1 Business] [Group 2 Business] [Buyer is entitled to a purchase price adjustment pursuant to Section [2.6(f)] [2.7(c)] of the Purchase Agreement] in an amount equal to (a) $_________ (the “Claim Amount”) plus (b) the Escrow Earnings on the Claim Amount.

In accordance with the Escrow Agreement, if you have not received a timely Objection Certificate from Seller, you are hereby instructed to release and pay the Claim Amount and Escrow Earnings thereon from the Escrow Account to Buyer [(for payment by Buyer to __________)], as soon as practicable and, in any event, no later than [date that is twelve Business Days following delivery of this certificate].

Dated:___________, 200__.

TIME WARNER CABLE NY LLC

By:

Name:
Title:

cc:           Adelphia Communications
Corporation

Annex II

OBJECTION CERTIFICATE

to

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Escrow Agent,

and

TIME WARNER NY CABLE LLC

The undersigned, Adelphia Communications Corporation (“Seller”), pursuant to Section 4.1(c) of the Escrow Agreement, dated as of [________], 2006, as amended from time to time in accordance with its terms (the “Escrow Agreement”), by and among Time Warner NY Cable LLC (“Buyer”), Seller and Deutsche Bank Trust Company Americas, as escrow agent (terms defined in the Escrow Agreement have the same meanings when used herein), hereby:

(a)           disputes that [a portion of] the Claim Amount (and Escrow Earnings thereon) referred to in the Certificate of Instruction dated _________, 200_ is owed by Seller to [_________ pursuant to Section [2.7(d)] [7.2] of the Purchase Agreement] [in respect of the [Group 1 Business] [Group 2 Business] [Buyer pursuant to Section [2.6(f)] [2.7(c)] of the Purchase Agreement] ;

(b)           certifies that the undersigned has sent to Buyer a written statement dated _________, 200_, a copy of which is attached hereto, disputing [a portion of] the liability to [___________] [Buyer] for the Claim Amount; [and]

(c)           objects to you making payment to Buyer from the Escrow Account as requested in such Certificate of Instruction [in full] [in part, to the extent of $____________ of the Claim Amount and any related Escrow Earnings]; [and]

(d)           [instructs you to make a payment to Buyer from the Escrow Account in an amount equal to $_________ of the Claim Amount (the “Partial Claim Amount”) plus the Escrow Earnings on the Partial Claim Amount.](1)

(1)           If applicable.

Dated:              , 200  .

[ADELPHIA COMMUNICATIONS CORPORATION](2)

By:

Name:
Title:

(2)           If Seller has assigned the Escrow Agreement to an entity acting on behalf of Seller’s estate, such certificate may be executed by such entity.

Annex III

JOINT CERTIFICATION

to

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Escrow Agent

The undersigned, Time Warner NY Cable LLC (“Buyer”) and Adelphia Communications Corporation (“Seller”), pursuant to Section 4.1[(c)][(d)] of the Escrow Agreement, dated as of [_________], 2006, as amended from time to time in accordance with its terms (the “Escrow Agreement”), by and among Buyer, Seller and Deutsche Bank Trust Company Americas, as escrow agent (terms defined in the Escrow Agreement have the same meanings when used herein), hereby jointly:

(a)           certify that [a portion of] the Claim Amount with respect to the matter described in the Certificate of Instruction dated __________, 200_ in the amount of $___________ is owed to Buyer; and

(b)           instruct you to release to Buyer from the Escrow Account $___________ [insert amount pursuant to paragraph (a)] plus the Escrow Earnings thereon, as soon as practicable following your receipt of this Joint Certification and, in any event, no later than five Business Days following the date hereof.

Dated:  ____________, 200_.

TIME WARNER CABLE NY LLC

By:
Name:
Title:

[ADELPHIA COMMUNICATIONS CORPORATION]

By:
Name:
Title:

Annex IV

ORDER CERTIFICATE

to

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Escrow Agent

The undersigned, Time Warner NY Cable LLC (“Buyer”), pursuant to Section 4.1(d) of the Escrow Agreement, dated as of [___________], 2006, as amended from time to time in accordance with its terms (the “Escrow Agreement”), by and among Buyer, Adelphia Communications Corporation (“Seller”) and Deutsche Bank Trust Company Americas, as escrow agent (terms defined in the Escrow Agreement have the same meanings when used herein), hereby:

(c)           certifies that (i) attached hereto is [a final judgment or order of a court of competent jurisdiction in the United States] [a final and non-appealable determination of an arbitration or like panel] resolving in [whole] [part] the dispute between Buyer and Seller as to the matter described in the Certificate of Instruction dated __________, 200_ and the related Objection Certificate dated ________, 200_, and (ii) the [portion of the] Claim Amount set forth in such Certificate of Instruction that is owed to Buyer, as provided in such order, is $__________; and

(d)           instructs you to release from the Escrow Account [the aggregate cash amount pursuant to paragraph (a) of this certificate] plus the Escrow Earnings thereon, as soon as practicable following your receipt of this Order Certificate and, in any event, no later than five Business Days following the date hereof.

Dated:______________, 200_.

TIME WARNER CABLE NY LLC

By:

Name:
Title:

Schedule I

Authorized Representatives of Buyer

Name	Title	Specimen Signature

Authorized Representatives of Seller

Name	Title	Specimen Signature

Exhibit A

[Fee Schedule]